                                                                 EXHIBIT 10.38
                                                                 -------------

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------


     THIS SECURITIES PURCHASE AGREEMENT ("Agreement") is entered into as of
                                          ---------
December 21, 1998, by and among P-Com, Inc., a Delaware corporation (the

"Company"), with headquarters located at 3175 South Winchester Boulevard,
--------
Campbell, California  95008 and the purchasers (each a "Purchaser" and together
                                                        ---------
the "Purchasers") set forth on the execution pages hereof, with regard to the
     ----------
following:

                                   RECITALS
                                   --------

     A. The Company and Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933,
                                         ---
as amended (the "Securities Act").
                 --------------

     B. Purchasers desire to purchase, upon the terms and conditions stated in this Agreement (and, as applicable, the Registration Rights Agreement (as defined below)), (i) Series B Convertible Participating Preferred Stock of the Company having the rights set forth in the Certificate of Designations, Preferences and Rights (the "Certificate of Designation") attached hereto as
                             --------------------------
Exhibit A (the "Preferred Stock"), which shall be convertible into shares of the
---------       ---------------
Company's Common Stock, par value $0.0001 per share (the "Common Stock") and
                                                          ------------
(ii) a Warrant in the form of Exhibit B hereto (a "Warrant" and, when taken
                              ---------            -------
together with all of the warrants issued hereunder, the "Warrants") entitling
                                                         --------
the holder thereof to purchase the number of shares (the  "Warrant Shares") of
                                                           --------------
Common Stock as set forth below. The Preferred Stock and the Warrants are sometimes collectively referred to herein as the "Convertible Securities." The shares of Common Stock issuable upon conversion of or otherwise pursuant to the Preferred Stock are referred to herein as the "Conversion Shares." The
                                                -----------------
Preferred Stock, the Warrants, the Conversion Shares and the Warrant Shares are collectively referred to herein as the "Securities."
                                        ----------

     C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as Exhibit C (the "Registration Rights Agreement"),
                               ---------       -----------------------------
pursuant to which the Company has agreed to provide certain registration rights under the Securities Act, the rules and regulations promulgated thereunder and applicable state securities laws. The Certificate of Designation, the Warrants and the Registration Rights Agreement, together with any other agreements, documents and instruments to be delivered in connection with the transactions contemplated hereby, are collectively referred to as the "Ancillary Documents".
                                                          -------------------

                                  AGREEMENTS
                                  ----------

          NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Purchaser hereby agree as follows:

                                   ARTICLE I
                        PURCHASE AND SALE OF SECURITIES

     1.1  Purchase of Preferred Stock and Warrants. The purchase price (the
          ----------------------------------------
"Purchase Price") to be paid by each Purchaser for the Preferred Stock and
 --------------
Warrant being purchased by such Purchaser shall be equal to $1,000 times the
                                                                   -----
number of shares of Preferred Stock so purchased. Each Purchaser shall purchase the number of shares of Preferred Stock set forth on the signature page executed by such Purchaser.

          On the date of the Closing (as defined herein), subject to the terms and the satisfaction (or waiver) of the conditions set forth in Articles VI and VII, the Company shall issue and sell to each Purchaser, and each Purchaser shall purchase from the Company (i) the number of shares of Preferred Stock set forth below such Purchaser's name on the signature pages hereof and (ii) a Warrant entitling the holder thereof to purchase the number of Warrant Shares as set forth in such Warrant. The aggregate purchase price for the Securities purchased at the Closing shall be fifteen million dollars ($15,000,000).

     1.2  Form of Payment. At the Closing, each Purchaser shall pay the
          ---------------
aggregate Purchase Price for the Preferred Stock and Warrant being purchased by such Purchaser by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of duly executed certificates for the same, and the Company shall deliver such Preferred Stock and certificates representing the Warrants against delivery of such aggregate Purchase Price. The obligations in this Agreement of each Purchaser shall be separate from the obligations of each other Purchaser and shall relate solely to the number of shares to be purchased by such Purchaser. The obligations of the Company with respect to each Purchaser shall be separate from the obligations of each other Purchaser and shall not be conditioned as to any Purchaser upon the performance of the obligations of any other Purchaser.

     1.3  Closing Date. Subject to the satisfaction (or waiver) of the
          ------------
conditions set forth in Articles VI and VII below, the date and time of the issuance, sale and purchase of the Securities pursuant to this Agreement shall be as soon as practicable after execution of this Agreement, but in any event within two (2) business days of the execution of this Agreement (the "Closing"). The Closing shall occur at 11:00 a.m. Chicago time, at the offices of Altheimer & Gray, 10 S. Wacker Drive, Chicago, IL 60606. The date of the Closing is hereinafter referred to as the "Closing Date."

                                  ARTICLE II
                  PURCHASER'S REPRESENTATIONS AND WARRANTIES

     Each Purchaser represents and warrants, solely with respect to itself and its purchase hereunder and not with respect to any other Purchaser or the purchase hereunder by any other Purchaser (and no Purchaser shall be deemed to make or have any liability for any representation or warranty made by any other Purchaser), to the Company as set forth in this Article II. No Purchaser makes any other representations or warranties, express or implied, to the Company in connection with the transactions contemplated hereby and any and all prior representations and warranties, if any, which may have been made by a Purchaser to the Company in connection with the transactions contemplated hereby shall be deemed to have been merged in this Agreement and any such prior representations and warranties, if any, shall not survive the execution and delivery of this Agreement.

     2.1  Purchase for Own Account.  Purchaser is purchasing the Convertible
          ------------------------
Securities for investment and for Purchaser's own account and not with a view toward or in connection with the public sale or distribution thereof. Purchaser will not resell the Convertible Securities or any securities which may be issued upon conversion thereof except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Purchaser understands that Purchaser must bear the economic risk of this investment until such time as the Convertible Securities and/or the Conversion Shares are registered for resale pursuant to the Securities Act or an exemption from such registration is available (and such securities are sold), and that the Company has no present intention of registering the Convertible Securities or the Conversion Shares other than as contemplated by the Registration Rights Agreement. By making the representations in this Section 2.1, Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of any of the Securities at any time pursuant to a registration statement or an exemption from registration under the Securities Act.

     2.2  Accredited Investor Status.  Purchaser is an "accredited investor" as
          --------------------------
that term is defined in Rule 501(a) of Regulation D.

     2.3  Reliance on Exemptions.  Purchaser understands that the Convertible
          ----------------------
Securities are being offered and sold to Purchaser in reliance upon specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Convertible Securities.

     2.4  Information.  Purchaser and its counsel have been furnished or given
          -----------
access to all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Convertible Securities which have been specifically requested by Purchaser. Purchaser has been afforded the opportunity to ask questions of the Company and has received what Purchaser believes to be complete and satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its representatives shall modify, amend or affect Purchaser's right to rely on the Company's representations and warranties contained in Article III. Purchaser understands that Purchaser's investment in the Securities involves a high degree of risk. Purchaser acknowledges that the Company's filings available via the SEC's EDGAR document retrieval system as of November 20, 1998 shall be deemed available to the Purchasers.

     2.5  Governmental Review.  Purchaser understands that no United States
          -------------------
federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

     2.6  Transfer or Resale.  Purchaser understands that (i) except as provided
          ------------------
in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless subsequently registered thereunder or an exemption from such registration is available (which exemption the Company expressly agrees may be established as contemplated in clauses (b) and (c) of Section 5.1 hereof); (ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance
                                       --------
with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities without registration under the Securities Act may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Registration Rights Agreement). The Company may issue stop transfer instructions in the event that a Purchaser does not comply with the provisions in this Section 2.6.

     2.7  Legends.  Purchaser understands that, subject to Article V hereof, the
          -------
certificates for the Convertible Securities, and until such time as the Conversion Shares or Warrant Shares (as the case may be) have been registered under the Securities Act as contemplated by the Registration Rights Agreement or may be sold by Purchaser pursuant to Rule 144 or otherwise without registration, the certificates for the Conversion Shares or Warrant Shares (as the case may
be) will bear a restrictive legend (the "Legend") in the following form:
                                         ------

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

     2.8  Authorization; Enforcement.  This Agreement and the Registration
          --------------------------
Rights Agreement have been duly and validly authorized, executed and delivered on behalf of Purchaser and are valid and binding agreements of Purchaser enforceable against Purchaser in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally.

     2.9  Residency.  Purchaser is a resident of the jurisdiction set forth
          ---------
under Purchaser's name on the signature page hereto executed by Purchaser.

                                  ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to each Purchaser as of the date hereof as set forth in this Article III. The Company makes no other representations or warranties, express or implied, to any Purchaser in connection with the transactions contemplated hereby and any and all prior representations and warranties, if any, which may have been made by the Company to any Purchaser in connection with the transactions contemplated hereby shall be deemed to have been merged in this Agreement and any such prior representations and warranties, if any, shall not survive the execution and delivery of this Agreement (provided the foregoing shall not limit the scope of the Company's representation and warranty in Section 3.9 hereof or any officer certification of the Company delivered at the Closing).

     3.1  Organization and Qualification.  The Company and each of its
          ------------------------------
subsidiaries is a corporation duly organized, validity existing and in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure to so qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse
                           -----------------------
effect on either (i) the business, operations, properties, financial condition, operating results or publicly-announced prospects (which prospects have not been publicly modified prior to November 20, 1998) of the Company and its subsidiaries, taken as a whole on a consolidated basis or (ii) the transactions contemplated hereby or the validity or enforceability of, or the authority or ability of the Company to perform its obligations under this Agreement or any Ancillary Document.

     3.2  Authorization; Enforcement.  (a) The Company has the requisite
          --------------------------
corporate power and authority to enter into and perform its obligations under this Agreement, the Warrants and the Registration Rights Agreement, and to issue and sell and perform its obligations with respect to, the Convertible Securities in accordance with the terms hereof and to issue the Conversion Shares in accordance with the terms and conditions of the Certificate of Designation and the Warrant Shares in accordance with the terms and conditions of the Warrant;
(b) the execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company, the
execution and filing of the Certificate of Designations and the execution and delivery of the Warrant, and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Convertible Securities and the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) have been duly authorized by all necessary corporate action and, except as set forth on Schedule 3.2 hereof, no
                                                       ------------
further consent or authorization of the Company, its board of directors, or its stockholders or any other person, body or agency is required with respect to any of the transactions contemplated hereby or thereby (whether under rules of the Nasdaq National Market System ("Nasdaq"), the National Association of
                               --------
Securities Dealers or otherwise); (c) this Agreement, the Registration Rights Agreement and the Convertible Securities have been (or will be when executed and delivered) duly executed and delivered by the Company; and (d) this Agreement, the Registration Rights Agreement and the Convertible Securities constitute (or will, when issued, constitute) legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally.

     3.3  Capitalization.  The capitalization of the Company, including the
          --------------
authorized capital stock, the number of shares issued and outstanding, the number of shares reserved for issuance pursuant to the Company's stock option and stock issuance plans, the number of shares reserved for issuance pursuant to securities (other than the Convertible Securities and those shares reserved under the Company's stock option and stock issuance plans) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares to be initially reserved for issuance upon conversion of the Convertible Securities and the exercise of the Warrants is set forth on Schedule
                                                                        --------
3.3.  All of such outstanding shares of capital stock have been, or upon
---
issuance will be, validly issued, fully paid and non-assessable. No shares of capital stock of the Company (including the Preferred Stock, the Conversion Shares and the Warrant Shares) are subject to preemptive rights or to the Company's knowledge after reasonable investigation any other similar rights of the stockholders of the Company or any liens or encumbrances (other than as caused by the Company's stockholders or the Purchasers). There are no antidilution or any similar provisions triggered (either alone or together with other action and either currently or after passage of time) by this Agreement or the issuance of the Convertible Securities or any securities which may be issued upon conversion or exercise thereof in accordance with the terms thereof.
Except as disclosed in Schedule 3.3, (i) there are no outstanding options,
                       ------------
warrants, scrip, legally binding rights to subscribe for, legally binding calls or legally binding commitments of any character whatsoever relating to, or securities or legally binding rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries (or any securities exercisable or exchangeable therefor or convertible thereto), or contracts, legally binding commitments, legally binding understandings or legally binding arrangements by which the Company or any of its subsidiaries is or may become (as a result of any of the foregoing in existence as of the date hereof) legally bound to issue additional shares of capital stock of the Company or any of its subsidiaries (or any such securities), and (ii) there are no legally binding agreements or legally binding arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). The Company has furnished to Purchaser true and correct copies of the Company's Certificate of Incorporation as currently in effect ("Certificate of Incorporation"), and the Company's By-laws as currently
         ----------------------------
in effect (the "By-laws"). The Company has set forth on Schedule 3.3 all
                -------                                 ------------
instruments and agreements (other than the Certificate of Incorporation and By-laws) governing securities convertible into or exercisable or exchangeable for Common Stock of the Company (or any such securities) (and the Company shall provide to Purchaser copies thereof upon the request of Purchaser). The Company shall provide Purchaser with a written update of this representation signed by the Company's Chief Executive Officer or Chief Financial Officer on behalf of the Company as of the date of the Closing.

     3.4  Issuance of Shares.  The Conversion Shares and Warrant Shares are duly
          ------------------
authorized and reserved for issuance, and, upon conversion or exercise (as the case may be) of the Convertible Securities in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances, except as created by the Purchasers, and will not be subject to preemptive rights, except as created by the Purchasers, or to the Company's knowledge after reasonable investigation other similar rights of stockholders of the Company. The Convertible Securities are duly authorized and reserved for issuance, and are validly issued, fully paid and non-assessable, and free from all taxes, liens claims and encumbrances (except as granted by the Purchasers) and are not and will not be subject to preemptive rights (except as granted by the Purchasers) or to the Company's knowledge after reasonable investigation other similar rights of stockholders of the Company (other than as created by the Purchasers). The Certificate of Designations has been duly filed (or will be) as of the Closing Date with the Secretary of State of the State of Delaware, and the Preferred Stock is (or shall be upon such filing) entitled to all of the rights, preferences and privileges set forth therein. The Board of Directors of the Company (the "Board") has unanimously approved the issuance of shares of Common Stock upon conversion of shares of Preferred Stock and upon the exercise of the Warrants pursuant to the terms hereof and thereof, including the circumstance where such conversion would, in the aggregate, require issuance in excess of twenty percent (20%) of the outstanding shares of Common Stock (the "Rule 4460(i) Authorization") and has unanimously recommended to the
---------------------------
stockholders of the Company the approval of the Rule 4460(i) Authorization. Accordingly, no further corporate authorization or approval (other than the Stockholder Approval (as defined in Section 4.13)) is required under the rules of Nasdaq with respect to the transaction contemplated by this Agreement, including, without limitation, the issuance of the Conversion Shares and the Warrant Shares and the inclusion thereof on Nasdaq.

     3.5  No Conflicts.  The execution, delivery and performance of this
          ------------
Agreement and the Registration Rights Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Convertible Securities, Conversion Shares and the Warrant Shares) does not and will not (a) result in a violation of the Certificate of Incorporation or By-laws, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party (except for such conflicts, defaults, terminations, amendments, accelerations, and cancellations as would not, individually or in the aggregate, have a Material

Adverse Effect), or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries, or by which any property or asset of the Company or any of its subsidiaries, is bound or affected. Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, by-laws or other organizational documents, and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted, in violation of any law, ordinance, rule, regulation, order, judgment or decree of any governmental entity, court or arbitration tribunal except for possible violations the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as set forth on Schedule 3.5, the
                                                       ------------
Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement or the Convertible Securities or to perform its obligations in accordance with the terms hereof or thereof. The Company is not in violation of the listing requirements of Nasdaq and does not reasonably anticipate that the Common Stock will be de-listed by Nasdaq for the foreseeable future.

     3.6  Registration and SEC Documents.  The Common Stock is registered under
          ------------------------------
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and has been so registered since March 2, 1995. Except as disclosed in
Schedule 3.6, since March 2, 1995, the Company has timely filed all reports,
------------
schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed after March 2, 1995 and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being referred to herein as the "SEC Documents"). The
                                                    -------------
Company has delivered or made available to each Purchaser true and complete copies of the SEC Documents, except for exhibits, schedules and incorporated documents (the SEC Documents filed prior to November 20, 1998, collectively, the "Filed SEC Documents"). As of their respective dates, the SEC Documents complied
 -------------------
in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is currently required to be updated or amended under applicable law and has not been updated or amended in a subsequent filing with the SEC by November 20, 1998. The financial statements of the Company included in the SEC Documents have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, and the rules and regulations of the SEC during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim financial statements, to the extent they do not include footnotes or are condensed or summary statements) and present accurately and completely the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments). Except as clearly set forth as an actual or potential liability of the Company in the Filed SEC Documents, the Company has no liabilities, contingent or otherwise, other than
(i) liabilities incurred subsequent to the date of such financial statements in the ordinary course of business consistent with past practice and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, in each case of clause (i) and (ii) next above which, individually or in the aggregate, are not material to the financial condition, business, operations, properties, operating results or publicly-announced prospects (which prospects have not been publicly modified prior to November 20, 1998) of the Company and its subsidiaries taken on a whole. Except as otherwise permitted by the rules and regulations of the SEC, the Filed SEC Documents contain a complete and accurate list or description of all material undischarged written or oral contracts, agreements, leases or other instruments to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties or assets of the Company or any subsidiary is subject (each a "Contract"). None of the Company, its
                                      --------
subsidiaries or, to the knowledge of the Company, any of the other parties thereto, is in breach or violation (or breach or violation alleged in writing) of any Contract, which breach or violation (or breach or violation alleged in writing) would have a Material Adverse Effect. Except as clearly set forth as such in the Filed SEC Documents, no event, occurrence or condition exists which, with the lapse of time, the giving of notice, or both, or the happening of any further event or condition, would become a breach or default by the Company or its subsidiaries under any Contract which breach or default would have a Material Adverse Effect.

     3.7  Absence of Certain Changes.  Since December 31, 1997, there has been
          --------------------------
no material adverse change and no material adverse development in the business, properties, operations, financial condition or results of operations or publicly-announced prospects (which prospects have not been publicly modified prior to November 20, 1998) of the Company, except as disclosed in Schedule 3.7
                                                                   ------------
or as clearly disclosed as such in the Filed SEC Documents filed with the SEC since December 31, 1997.

     3.8  Absence of Litigation.  Except as disclosed in Schedule 3.8, there is
          ---------------------                          ------------
no action, suit, proceeding, inquiry or investigation before or by any court, public board, governmental agency or authority, or self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect. To the knowledge of the Company, there are no facts which, if known by a potential claimant or governmental agency or authority, would reasonably be expected to have a Material Adverse Effect.

     3.9  Disclosure. No information (written or oral) relating to or concerning
          ----------
the Company and set forth in this Agreement or provided to Purchaser in connection with the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No material adverse fact (within the meaning of the federal securities laws of the United States) exists with respect to the Company or any of its subsidiaries which has not been publicly disclosed. The Company has not provided any Purchaser with any material non-public information. In making the foregoing representation and warranty, it is understood and agreed to that the Company has not provided any Purchaser with any projections prepared by or on behalf of the Company or any assurances concerning future stock prices.

     3.10 Acknowledgment Regarding Purchaser's Purchase of the Securities.  The
          ---------------------------------------------------------------
Company acknowledges and agrees that Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, that this Agreement and the transaction contemplated hereby, and the relationship between each Purchaser and the Company, are "arms-length", and that any statement made by Purchaser, or any of its representatives or agents, in connection with this Agreement or the transactions contemplated hereby is not advice or a recommendation, is merely incidental to Purchaser's purchase of the Securities and has not been relied upon in any way by the Company, its officers, directors or other representatives. The Company further represents to Purchaser that the Company's decision to enter into this Agreement and the transactions contemplated hereby has been based solely on an independent evaluation by the Company and its representatives.

     3.11  Current Public Information.  The Company is currently eligible to
           ---------------------------
register the resale of the Conversion Shares for the account of the Purchasers on a registration statement on Form S-3 under the Securities Act.

     3.12  No General Solicitation. Neither the Company, nor to the Company's
           -----------------------
knowledge after reasonable investigation any person acting on behalf of the Company, has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to any of the Securities being offered hereby.

     3.13  No Integrated Offering.  Neither the Company, nor to the Company's
           ----------------------
knowledge after reasonable investigation any of its affiliates, nor to the Company's knowledge after reasonable investigation any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the Securities Act pursuant to the provisions of Regulation D. The transactions contemplated hereby are exempt from the registration requirements of the Securities Act, assuming the accuracy of the representations and warranties herein contained of each Purchaser to the extent relevant for such determination.

     3.14  No Brokers.  The Company has taken no action which would give rise to
           ----------
any claim by any person for brokerage commissions, finder's fees or similar payments by Purchaser relating to this Agreement or the transactions contemplated hereby, except for dealings with PaineWebber Incorporated (the fees of which shall be paid in full by the Company).

     3.15  Acknowledgment of Dilution.  The number of Conversion Shares issuable
           --------------------------
upon conversion of the Convertible Securities may increase substantially in certain circumstances, including the circumstance wherein the trading price of the Common Stock declines. The Company's executive officers and directors understand the nature of the securities being issued and sold hereunder and recognize that they have a potential dilutive effect. The board of directors of the Company has unanimously concluded in its good faith business judgment that such issuance is in the best interests of the Company. The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Stock and the Warrant Shares upon exercise of the Warrants is binding upon it and enforceable regardless of the dilution that such issuance may have on the ownership interests of other stockholders.

     3.16  Intellectual Property.  Each of the Company and its subsidiaries owns
           ---------------------
or possesses adequate and enforceable rights to use all material patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar material rights and proprietary knowledge (collectively, "Intangibles") used or necessary for the
                                      -----------
conduct of its business as now being conducted and as previously described in the Company's Annual Report on Form 10-K for its most recently ended fiscal year. Except as clearly specified in the Filed SEC Documents, to the Company's knowledge after reasonable investigation, neither the Company nor any subsidiary of the Company infringes on or is in conflict with any right of any other person with respect to any Intangibles nor is there any claim of infringement made by a third party against or involving the Company or any of its subsidiaries, which infringement, conflict or claim, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

     3.17  Foreign Corrupt Practices.  To the Company's knowledge after
           -------------------------
reasonable investigation, neither the Company, nor any of its subsidiaries, nor to the Company's knowledge after reasonable investigation, any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or, to the Company's knowledge after reasonable investigation, is currently in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. Without limiting the generality of the foregoing, to the Company's knowledge after reasonable investigation, the Company and its subsidiaries have not directly or indirectly made or agreed to make (whether or not said payment is lawful) any payment to obtain, or with respect to, sales other than usual and regular compensation to its or their employees and sales representatives with respect to such sales.

     3.18  Inapplicability of Rights Agreement. The Company and the Board have
           -----------------------------------
heretofore taken all necessary action and the Rights Agreement (as defined below) has heretofore been amended so that (a) no Purchaser (or any transferee, other than a Competitor (as herein defined), of Convertible Securities approved by the Company's Board of Directors, which approval shall not be unreasonably withheld) has ever been or will ever be included in the definition of "Acquiring Person" under the Company's Amended and Restated Rights Agreement dated as of December 18, 1998 between the Company and BankBoston, N.A. (the "Rights Agreement") by virtue of entry into this Agreement, any of the transactions contemplated hereby or the acquisition by such Purchaser (or such transferee) of any or all of the Securities and (b) none of the entry into this Agreement, any of the transactions contemplated hereby or the acquisition of Securities by the Purchaser (or any transferee, other than a Competitor, of Convertible Securities approved by the Company's Board of Directors, which approval shall not be unreasonably withheld) has ever caused or will ever cause under any circumstances whatsoever any adverse consequence to any of the Purchasers (or any of such transferees) or the Company pursuant to the Rights Agreement, including, without limitation, the occurrence of a Distribution Date (as defined in the Rights Agreement) or any adjustment to the Purchase Price (as defined in the Rights Agreement).

                                 ARTICLE IV
                                  COVENANTS

     4.1  Best Efforts.  The Company and each Purchaser shall use their best
          ------------
efforts to timely cause to be satisfied (consistent with the terms of the Transaction Documents (as defined herein)) each of the conditions described in Articles VI and VII of this Agreement.

     4.2  Securities Laws.  The Company agrees to file a Form D with respect to
          ---------------
the Securities with the SEC as required under Regulation D and to provide a copy thereof to each Purchaser or its counsel on or within twenty (20) days of the date of the Closing. The Company shall, on or prior to the date of the Closing, take such action as is necessary to sell the Securities to each Purchaser in accordance with applicable securities laws of the states of the United States, and shall provide evidence of any such action so taken to each Purchaser on or prior to the date of the Closing. Without limiting any of the Company's obligations under this Agreement, the Registration Rights Agreement or the Certificate of Designation or the Convertible Securities, from and after the date of the Closing, neither the Company nor any person acting on its behalf shall take any action which would adversely affect any exemptions from registration under the Securities Act with respect to the transactions contemplated hereby.

     4.3  Reporting Status.  So long as any Purchaser beneficially owns any of
          ----------------
the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

     4.4  Use of Proceeds.  The Company shall use the proceeds from the sale of
          ---------------
the Preferred Stock and the Warrants for working capital and general corporate purposes.

     4.5  Restriction on Issuance of Securities.  For a period of three hundred
          -------------------------------------
and sixty five (365) days following the date of the Closing, the Company shall not issue or agree to issue (except (i) to Purchasers and their assignees pursuant to this Agreement and the Ancillary Agreements, (ii) to an industry partner(s) as part of "strategic investments" in the Company, (iii) in connection with the grant and/or exercise of options by employees, consultants or directors, (iv) in connection with direct stock issuances to employees, consultants or directors, (v) in exchange solely for existing securities, (vi) in exchange for the Securities, (vii) pursuant to the Stockholders Rights Plan and the Series A Preferred Stock, as amended, (viii) in connection with acquisitions of other companies, material technologies or business entities,
(ix) to equipment lessors or banks as an incentive in connection with an ordinary course of business equipment financings or commercial loans which is primarily for non-equity financing purposes, and (x) shares of Common Stock in accordance with Article V of the Company's indenture dated November 1, 1997 and Paragraph Nine of the notes thereunder) any equity securities at a price less than the fair market value thereof or any variably or re-set priced equity securities or equity like securities of the Company (or any security convertible into or exercisable or exchangeable, directly or indirectly, for equity or equity like securities of the Company) (each of the foregoing being a "Restricted Security").
 -------------------

     4.6  Expenses.  The Company shall pay to each Purchaser, or at its
          --------
direction, at the Closing, reimbursement for the expenses reasonably incurred by it and its affiliates and advisors in connection with the negotiation, preparation, execution, and delivery of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, such Purchaser's and its affiliates' and advisors' due diligence and attorneys' fees and expenses (including the review and/or preparation of this Agreement, the Certificate of Designation, the Warrant and the Registration Rights Agreement (collectively, the "Transaction Documents"), the associated Registration
                    ---------------------
Statement and all related due diligence and other documents) (the "Expenses");
                                                                   --------
provided, however, that such reimbursement of Expenses for all Purchasers shall not exceed $75,000 in the aggregate. In addition, from time to time thereafter, upon any Purchaser's written request, subject to such $75,000 aggregate limit, the Company shall pay to such Purchaser such Expenses, if any, not so paid at the Closing and/or covered by such payment, in each case to the extent reasonably incurred by such Purchaser.

     4.7  Information.  The Company agrees to send the following reports to each
          -----------
Purchaser until such Purchaser transfers, assigns or sells all of its
Securities: (a) within five (5) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, any proxy statements and any Current Reports on Form 8-K; and (b) within one (1) day after release, copies of all material press releases issued by the Company or any of its subsidiaries. The Company further agrees to promptly provide to any Purchaser any information with respect to the Company, its properties, or its business or Purchaser's investment as such Purchaser may reasonably request in writing; provided, however, that the Company shall not be required to give any Purchaser any material non-public information. If any information requested by a Purchaser from the Company contains material non-public information, the Company shall inform the Purchaser in writing that the information requested contains material non-public information and shall in no event provide such information to Purchaser without the express prior written consent of such Purchaser after being so informed; provided, however, that the Company shall not be required to give any Purchaser information subject to the attorney-client privilege or attorney work product privileges. To the extent any such information is confidential, Purchaser agrees to execute a customary confidentiality agreement prior to receipt of such information.

     4.8  [Intentionally Deleted]

     4.9  Listing.  For so long as any Purchaser owns any of the Securities, the
          -------
Company shall use its best efforts to continue the listing and trading of its Common Stock on The Nasdaq SmallCap Market, Nasdaq, the New York Stock Exchange, the American Stock Exchange, or, in accordance with the Certificate of Designation, on the over-the-counter electronic bulletin board, secure and maintain listing and trading of the Conversion Shares and Warrant Shares on such exchange, and comply in all material respects with the Company's reporting, filing and other obligations under the by-laws or rules of such exchange.

     4.10 Prospectus Delivery Requirement.  Each Purchaser understands that the
          -------------------------------
Securities Act may require delivery of a prospectus relating to the Common Stock in connection with any sale thereof pursuant to a registration statement under the Securities Act covering the resale by such Purchaser of the Common Stock being sold, and each Purchaser shall comply with the applicable prospectus delivery requirements of the Securities Act in connection with any such sale.

     4.11 [Intentionally Deleted]

     4.12 Corporate Existence.  Without limiting any rights of the holders of
          -------------------
Preferred Stock or Warrants, so long as any Purchaser beneficially owns any Preferred Stock or Warrants, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the conversion of all Preferred Stock outstanding as of the date of such transaction.

     4.13 Share Authorization. The Company shall, unless otherwise consented to
          -------------------
by each initial Holder (as defined in the Certificate of Designation), use its best efforts to obtain the Stockholder Approval (as defined below) no later than the Approval Date (as defined below). For purposes hereof, the "Approval
                                                                     --------
Date" means the earliest to occur of (i) sixty (60) days (one hundred and five
----
(105) days in the event of SEC review of the Company's proxy statement with respect to Stockholder Approval) following the earlier of a Trading Market Trigger Event (as herein defined) or the issuance to any Holder upon conversion of the Preferred Stock and/or exercise of the Warrants of a number of shares of the Company's Common Stock equal to 3.3% of the Company's outstanding

Common Stock as of the Closing Date, (ii) six (6) months from the Closing Date, or (iii) the Company's next annual meeting of stockholders. For purposes hereof, "Stockholder Approval" means authorization by the stockholders of the Company of
 --------------------
the issuance of shares of Common Stock upon conversion of shares of Preferred Stock pursuant to the terms hereof and the exercise of the Warrants pursuant to the terms thereof in the aggregate in excess of twenty percent (20%) of the outstanding shares of Common Stock and, if necessary, the elimination of any prohibitions under the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or any of its securities on the Company's ability to issue shares of Common Stock in excess of the Cap Amount (as defined in the Certificate of Designation). In addition, the Company shall, unless otherwise consented to by each initial Holder, have a definitive proxy statement mailed to each stockholder of the Company at least twenty (20) days prior to the Approval Date. The Company shall deliver any SEC comments it receives with respect to its proxy statement to each Holder and will not file such proxy statement (or any revisions thereto), whether such proxy statement is in preliminary or definitive form, without the approval of each initial Holder (as defined in the Certificate of Designation), which approval shall not be unreasonably withheld or delayed.

     4.14 Conduct of Business.  So long as any Purchaser beneficially owns any
          -------------------
Securities, the business of the Company and its subsidiaries shall not be conducted in violation of any law, ordinance, rule, regulation, order, judgement or decree of any governmental entity, court or arbitration tribunal except for possible violations the sanctions for which either singularly or in the aggregate, would not have a Material Adverse Effect.

     4.15 Indemnification.  The Company will indemnify each Purchaser from and
          ---------------
against any fees and expenses sought or other claims made by PaineWebber Incorporated relating to this Agreement and the transactions contemplated hereby.

                                   ARTICLE V
                  LEGEND REMOVAL, TRANSFER, AND CERTAIN SALES

     5.1  Removal of Legend.  The Legend shall be removed and the Company shall
          -----------------
issue a certificate without any legend to the holder of any Security upon which such Legend is stamped, and a certificate for a Security shall be originally issued without the Legend, unless otherwise required by applicable state securities laws if (a) the sale of such Security is registered under the Securities Act, (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary or otherwise reasonable for opinions of counsel (with the expense of such opinion paid by such holder) in comparable transactions to the effect that a sale or transfer of such Security may be made without registration under the Securities Act and without the inclusion of the Legend on the certificate for such Security or (c) such Security can be sold pursuant to Rule 144. Each Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of the Securities Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter such Security may not be sold pursuant to an effective registration statement under the applicable securities laws, then upon reasonable advance notice to Purchaser holding such Security, the Company may require that the Legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (b) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 or such holder provides the opinion with respect thereto described in clause (b) next above.

     5.2  Transfer Agent Instructions.  The Company shall instruct its transfer
          ---------------------------
agent to issue certificates, registered in the name of each Purchaser or its nominee, for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by such Purchaser to the Company upon, and in accordance with, the conversion of the Preferred Stock and the exercise of the Warrants. Such certificates shall bear a legend only in the form of the Legend and only to the extent permitted by Section 5.1 above. The Company warrants that no instruction other than such instructions referred to in this Article V, and no stop transfer instructions other than stop transfer instructions (i) to give effect to Section 2.6 hereof in the case of the Conversion Shares prior to registration of the Conversion Shares under the Securities Act, (ii) to comply with SEC or court order and (iii) to suspend the use of the Company's then effective Registration Statement(s) in the event an amendment or supplement thereto must be filed in order to make a statement therein not misleading or to correct the omission of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, but, in the case of this clause (iii), only with respect to transfers under such Registration Statement and only during the pendency of a "Permitted Blackout" (as defined in the Registration Rights Agreement), will be
 ------------------
given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company. Nothing in this Section shall affect in any way a Purchaser's obligations and agreement set forth in Section 5.1 hereof to re-sell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. In addition, if (a) a Purchaser provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) a Purchaser transfers Securities to an affiliate or pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Conversion Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by such Purchaser in order to effect such a transfer or sale. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Purchaser by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this
Article V will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Article V, that a Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. Purchasers shall not knowingly transfer or otherwise dispose of, in any private off-market offering, any Convertible Securities to any Competitor of the Company (or any of its subsidiaries). For purposes of this section, "Competitor" shall mean any person
                                              ----------
or entity engaged in the manufacture, sale, distribution, installation, relocation, engineering, commissioning or program management of microwave radio equipment that directly competes with the Company.

                                  ARTICLE VI
                CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

     6.1  Conditions to the Company's Obligation to Sell.  The obligation of the
          ----------------------------------------------
Company hereunder to issue and sell the Convertible Securities to a Purchaser at the Closing is subject to the satisfaction, as of the date of the Closing and with respect to such Purchaser, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

          (i) Such Purchaser shall have executed the signature page to this Agreement and the Registration Rights Agreement and delivered the same to the Company.

          (ii) Such Purchaser shall deliver the applicable Purchase Price for the Convertible Securities purchased at the Closing.

          (iii) The representations and warranties of such Purchaser shall be true and correct as of the date when made and as of the Closing as though made at that time, and such Purchaser shall have performed, satisfied and complied in all material respects with the covenants and agreements required by this Agreement to be performed or complied with by such Purchaser at or prior to the Closing.

          (iv) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

                                  ARTICLE VII
             CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE

          7.1  Conditions to the Closing.  The obligation of each Purchaser
               -------------------------
hereunder to purchase the Convertible Securities to be purchased by it on the date of the Closing is subject to the satisfaction of each of the following conditions, provided that these conditions are for each Purchaser's sole benefit and may be waived by such Purchaser (with respect to it) at any time in such Purchaser's sole discretion:

          (i) The Company shall have executed the signature page to this Agreement, the Warrant and the Registration Rights Agreement and delivered the same to Purchaser.

          (ii) The Company shall have delivered duly executed certificates for the Preferred Stock (in such denominations as Purchaser shall reasonably request) and the Warrant being so purchased by Purchaser at the Closing.

          (iii) The Common Stock shall be listed on Nasdaq, the New York Stock Exchange or the American Stock Exchange and trading in the Common Stock shall not have been suspended by Nasdaq, the New York Stock Exchange or the American Stock Exchange, the SEC or other regulatory authority and no de-listing or suspension shall be reasonably likely for the foreseeable future.

          (iv) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time and the Company shall have performed, satisfied and complied in all material respects with the covenants and agreements required by any of this Agreement or the Ancillary Documents to be performed or complied with by the Company at or prior to the Closing. Purchaser shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing to the foregoing effect and as to such other matters as may be reasonably requested by Purchaser.

          (v) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (vi) Purchaser shall have received the officer's certificate described in Section 3.3, dated as of the Closing.

          (vii) Purchaser shall have received an opinion of the Company's outside legal counsel, dated as of the Closing from Brobeck, Phleger & Harrison LLP and in form and substance reasonably acceptable to Purchasers.

          (viii) The Company's transfer agent has agreed to act in accordance with irrevocable instructions in the form attached hereto as Exhibit D.
                                                                  ---------

          (ix) The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Delaware and a copy thereof certified by the Secretary of State of Delaware shall have been delivered to Purchaser and the Certificate of Designation shall not have been amended, modified or rescinded.

          (x) The Company shall have received and delivered to Purchaser the third amendment under its existing credit facility with Union Bank, N.A. and Bank of America (the "Credit Agreement") and the Security Agreement thereunder, in each case satisfactory to Purchaser in its sole discretion.

                                 ARTICLE VIII
                         GOVERNING LAW; MISCELLANEOUS

     8.1  Governing Law; Jurisdiction.  This Agreement shall be governed by and
          ---------------------------
construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts located in the State of Delaware and the state courts located in the County of New Castle in the State of Delaware in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by the first class mail shall be deemed in every respect effective service of process upon the Company in any suit or proceeding arising hereunder. Nothing herein shall affect Purchaser's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     8.2  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional original executed signature pages to be delivered to the other parties.

     8.3  Headings.  The headings of this Agreement are for convenience of
          --------
reference and shall not form part of, or affect the interpretation of, this Agreement.

     8.4  Severability.  If any provision of this Agreement shall be invalid or
          ------------
unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     8.5  Scope of Agreement; Amendments.  Except as specifically set forth
          ------------------------------
herein, no Purchaser makes any representation, warranty, covenant or undertaking with respect to the transactions contemplated hereby. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this

Agreement may be amended other than by an instrument in writing signed by the Company, each initial Purchaser and Purchasers holding a majority in interest of the Convertible Securities.

     8.6  Notice.  Any notice herein required or permitted to be given shall be
          ------
in writing and may be personally served or delivered by courier or by facsimile-machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

               If to the Company:
               P-Com, Inc.
               3175 S. Winchester Blvd.
               Campbell, California 95008
               Telecopy:  (408) 866-3678
               Attention:  Chief Financial Officer and
                           Chief Executive Officer

               with a copy to:
               Brobeck, Phleger & Harrison LLP
               2200 Geng Road
               Palo Alto, California 94303-0913
               Telecopy:  (650) 496-2733
               Attention: Warren T. Lazarow, Esq.

If to any Purchaser, to such address set forth under such Purchaser's name on the signature page hereto executed by such Purchaser. Each party shall provide notice to the other parties of any change in address.

     8.7  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, each Purchaser may assign its rights and obligations hereunder to any of its "affiliates," as that term is defined under the Exchange Act, and to any permitted purchaser of Convertible Securities (in connection with a permitted transfer) without the consent of the Company so long as such affiliate or purchaser is an accredited investor and signs an assumption agreement. This provision shall not limit each Purchaser's right to transfer the Securities pursuant to the terms of this Agreement. In addition, and notwithstanding anything to the contrary contained in this Agreement, the Certificate of Designation, the Warrants or the Registration Rights Agreement, the Securities may be pledged, and all rights of Purchaser under this Agreement or any other agreement or document related to the transaction contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with a Purchaser's margin or brokerage accounts.

     8.8  Third Party Beneficiaries.  This Agreement is intended for the benefit
          -------------------------
of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     8.9  Survival.  The representations and warranties and the agreements and
          --------
covenants set forth in Articles II, III, IV, V and VIII shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of Purchaser. Notwithstanding such survival, no party shall bring any claim or action after the second (2nd) anniversary of the Closing Date based upon a breach of such representations and warranties. The Company agrees to indemnify and hold harmless each Purchaser and each of each Purchaser's officers, directors, employees, partners, agents and affiliates for actual loss or damage to the extent arising as a result of (a) any breach by the Company of any of its representations or covenants set forth herein or (b) any cause of action, suit or claim brought or made against such indemnitee, other than by the Company solely for breach of this Agreement or any of the other Transaction Documents by the indemnitee or by governmental or regulatory authorities, and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto or contemplated hereby, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Preferred Stock or the status of any Purchaser as an investor in the Company, except to the extent that such actual loss or damage directly results from a breach by such indemnitee of this Agreement or any of the Other Transaction Documents or from a violation of law. The right to indemnification shall include the right to advancement of expenses as they are incurred.

     8.10 Public Filings; Publicity. Immediately following execution of this
          -------------------------
Agreement, the Company shall issue a press release with respect to the transactions contemplated hereby. Prior to the expiration of three (3) days following the date of the Closing, the Company shall file a Form 8-K regarding the transaction contemplated by this Agreement; such Form 8-K shall have as exhibits thereto this Agreement, the Certificate of Designation, the Warrant and the Registration Rights Agreement. The Company and each Purchaser shall have the right to review before issuance any press releases (including the foregoing press release), SEC or other filings, or any other public statements, with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or SEC, Nasdaq, NASD or exchange filings with respect to such transactions as is required by applicable law and regulations (although each Purchaser shall (to the extent time permits) be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof). Notwithstanding the foregoing, without further review or approval by the Purchasers or the consent of the Purchasers (provided such filing or press release was originally reviewed and consented to by the Purchasers, such filing or press release is not misleading, such filing or press release has not been subsequently determined to be incorrect in any material respect and the Purchasers do not otherwise reasonably request changes to or restrictions on use of such descriptions) the Company may continue to use the descriptions in the initial press release, the Form 8-K filing (if such filing has been previously reviewed and approved by the Purchasers), or any other press release or SEC filing previously reviewed by the Purchasers to describe the transactions contemplated hereby in future public SEC filings as required by law.

     8.11 Further Assurances.  Each party shall do and perform, or cause to be
          ------------------
done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     8.12 Remedies.  No provision of this Agreement providing for any remedy to
          --------
a Purchaser or the Company shall limit any remedy which would otherwise be available to such Purchaser or the Company at law or in equity. Nothing in this Agreement shall limit any rights a Purchaser or the Company may have under any applicable federal or state securities laws with respect to the investment contemplated hereby.

     8.13 Termination.  In the event that the Closing shall not have occurred
          -----------
within two (2) business days of the execution of this Agreement, unless the parties agree otherwise, this Agreement shall terminate. No such termination shall relieve a party of its breach of this Agreement prior to such termination.

     8.14 No Reliance.  Each party acknowledges, without limiting any
          -----------
representations or warranties or rights or obligations under this Agreement or the Ancillary Documents, that (i) it has such knowledge in business and financial matters as to be fully capable of evaluating the Transaction Documents and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation or warranty of the other party in connection with entering into the Transaction Documents or such transactions (other than the representations made in this Agreement or the Registration Rights Agreement or certificates delivered at closing), and (iii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary.

     8.15 Integration.  This Agreement, the Certificate of Designation, Warrants
          -----------
and the Registration Rights Agreement (including all schedules and exhibits thereto and all certificates and opinions and other documents required thereby) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Certificate of Designation, the Warrants and the Registration Rights Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                                     * * *

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

P-COM, INC.


By:  /s/ George P. Roberts      with a copy to:  Warren T. Lazarow, Esq.
   -------------------------                     Brobeck, Phleger & Harrison LLP
   Name:  George P. Roberts                      Two Embarcadero Place
   Title:  Chairman and Chief Executive Officer  2200 Geng Road
                                                 Palto Alto, CA 94303
       Address:  3175 S. Winchester Blvd.
                 Campbell, CA 95008

       Facsimile Number:  (408)866-3678
                         ----------------------


PURCHASER:

       CASTLE CREEK TECHNOLOGY PARTNERS LLC

       By:  CASTLE CREEK PARTNERS LLC
       Its:  Managing Member

       By:  /s/ John D. Ziegelman
           --------------------------------
       Name:  John D. Ziegelman
       Title:  Managing Member

       Address:  333 W. Wacker Drive, Suite 1410
                 Chicago, Illinois 60606
       Facsimile Number:  (312) 435-2636

       with a copy to:
                        Althelmer & Gray
                        10 S. Wacker Drive
                        Chicago, IL 60606
                        Attention:  Peter Lieberman

PURCHASER:

       MARSHALL CAPITAL MANAGEMENT, INC.

       By:  /s/ Allan Weine
           --------------------------------
       Name:  Allan Weine
       Title:  President

       Address:  c/o  Credit Suisse First Boston
                 11 Madison Ave. - 3rd Floor
                 New York, NY 10010
       Facsimile Number:  (312) 750-1031

       with a copy to:
                        c/o  Credit Suisse First Boston
                        227 W. Monroe St. - 41st Floor
                        Chicago, IL 60606



PURCHASER:

       CAPITAL VENTURES INTERNATIONAL

       By:  Heights Capital Management, Inc.
       Its:  Authorized Agent

       By:  /s/ Michael L. Spolan
           ---------------------------------
       Name:  Michael L. Spolan
       Title:  General Counsel and Secretary

       Address:
                 Heights Capital Mgmt.
                 425 California St., Suite 1100
                 San Francisco, CA 94104
       Facsimile Number:  (415) 403-6525

       with a copy to:
                         William Hudson, Esq.
                         Gibson, Dunn & Crutcher
                         One Montgomery St.
                         San Francisco, CA 94104
                         FAX 415-986-5309



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